Exhibit 99.1

Visa Inc. Posts Strong Fiscal First Quarter 2009 Earnings Results and Reaffirms 2009 Adjusted Diluted Earnings Per Share Guidance

•	Adjusted quarterly net income of $599 million or $0.78 per diluted class A common share

•	GAAP quarterly net income of $574 million or $0.74 per diluted class A common share

•	Payments volume growth of 12% over the prior year to $701 billion

SAN FRANCISCO, CA, February 4, 2009 – Visa Inc. (NYSE: V) today announced financial results for the company’s fiscal first quarter 2009 ended December 31, 2008. On an adjusted basis (reflective of a normalized tax rate, restructuring and purchase amortization), net income for the quarter was $599 million, or $0.78 per diluted class A common share. GAAP net income for the quarter was $574 million, or $0.74 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 772 million. The company’s adjusted net income and adjusted diluted net income per class A common share are non-GAAP financial measures that are reconciled to their most directly comparable GAAP measures in the accompanying financial tables.

Net operating revenue in the fiscal first quarter of 2009 was $1.7 billion, an increase of 17% over the prior year, driven by strong contributions across all revenue categories. Payments volume and processed transactions remained solid, in particular in the Asia Pacific (AP), Central Europe, Middle East and Africa (CEMEA), and Latin America and Caribbean (LAC) regions.

“We are very pleased with our fiscal first quarter earnings results and our ability to deliver strong operating performance,” said Joseph Saunders, Chairman and Chief Executive Officer. “Despite the increasingly challenging economy, processed transaction growth, the strength of debit, and the global diversity of our business continue to highlight the resilience of our business model.”

“Even though we now foresee tougher economic trends in the second half of fiscal 2009 with resulting net revenue growth likely in the low single digits, we remain stead-fast in our ability to meet our 2009 EPS guidance,” added Saunders. “Rationalizing our expense structure and further leveraging operational efficiencies within the organization remain priorities. These directives, coupled with providing innovative products and services along with the global expansion of our business, will further support our long-term success.”

Fiscal First Quarter 2009 Financial Highlights:

Visa Inc.’s operational performance highlights for the fiscal first quarter, as measured by business activity through September 30, 2008, include:

•	Payments volume grew 12% over the prior year to $701 billion;

•	Total volume, inclusive of cash volume was $1.1 trillion, an increase of 16% over the prior year;

•	Total cards carrying the Visa brands rose 10% worldwide over the prior year to 1.7 billion; and

•	Total payment transactions increased by 13% over the prior year to 14.5 billion.

Total processed transactions, which represent transactions processed by VisaNet through December 31, 2008, were 9.8 billion, an 8% increase over the prior year.

For the fiscal first quarter 2009, service revenues were $793 million, an increase of over 8% versus the prior year, and are recognized based on payment volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 13% over the prior year to $554 million. International transaction revenues, which are driven by cross-border payments volume, grew 33% over the prior year to $505 million, as the company benefited from prior pricing initiatives. Other revenues, which include the Visa Europe licensing fee, were $156 million, up 17% over the prior year. Volume and support incentives, which are a contra revenue item, were $269 million.

Adjusted total operating expenses were $728 million for the fiscal first quarter, a 4% decrease from the prior year. Total operating expenses on a GAAP basis were $773 million for the quarter, a 5% decrease from the prior year.

Cash, cash equivalents, restricted cash, and available-for-sale investment securities were $5.6 billion at December 31, 2008.

Notable Events:

In October 2008, as planned, the company used $1.508 billion of net proceeds from its initial public offering (IPO) for the required redemption of 35,263,585 shares of class C (series III) common stock. Following the redemption, the remaining 27,499,203 shares of class C (series III) and class C (series IV) common stock outstanding automatically converted into shares of class C (series I) common stock on a one-to-one basis. The company also utilized net proceeds from the IPO to fund the redemption of all class C (series II) common stock. The redemption price of $1.146 billion was adjusted for dividends paid and related interest, resulting in a cash payment of $1.138 billion.

In December 2008, the company formed Visa Processing Services, Ltd. (“VPS”), a joint venture that enables us to offer comprehensive multi-currency and multi-language issuer processing services outside the US, in some of the fastest growing economies in the world such as Japan and India. VPS reflects Visa’s strategic focus on growing our processing capabilities worldwide, expanding our global strength in debit, and furthering the migration to electronic payments.

On December 19, 2008, as planned, the company deposited $1.1 billion (“Loss Funds”) into the litigation escrow account previously established under the company’s Retrospective Responsibility Plan. The deposit of the Loss Funds into the escrow account to fund the Discover settlement reduced the conversion ratio applicable to the company’s class B common stock outstanding from 0.7143 per class A share to 0.6296 per class A share. The deposit of Loss Funds has the effect of a repurchase of 20,800,824 class A common stock equivalents from the company’s class B shareholders.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metric for full-year 2009:

•	Annual net revenue growth in the high single-digits.

Visa Inc. affirms its financial outlook for the following metrics through 2010 with the caveat that annual net revenue growth may be somewhat challenged in 2010 if the current economic environment in the U.S. and around the globe persists beyond 2009:

•	Annual net revenue growth at the lower end of the 11% to 15% range;

•	Annual adjusted operating margin in the mid-to-high 40% range;

•	Annual adjusted diluted class A common earnings per share growth of greater than 20%;

•	Annual free cash flow in excess of $1 billion; and

•	Capital expenditures in the range of $300 to $350 million in 2009 and representing 3 to 4% of gross revenues in 2010.

This outlook reflects an assumed 40% percent GAAP tax rate for fiscal year 2009. The company’s intent is to reduce this rate to a level around 35-36% over the next four years.

Fiscal First Quarter 2009 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. EDT (2:00 p.m. PDT) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc’s Investor Relations website at http://investor.visa.com

###

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Sandra Chu, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	For the three months ended December 31,
	2008	2007
	(in millions except per share data)
Operating Revenues
Service revenues	$793	$732
Data processing revenues	554	492
International transaction revenues	505	381
Other revenues	156	133
Volume and support incentives	(269)	(250)

Total operating revenues	1,739	1,488

Operating Expenses
Personnel	275	283
Network, EDP and communications	93	83
Advertising, marketing and promotion	210	210
Professional and consulting fees	80	98
Depreciation and amortization	52	62
Administrative and other	63	74
Litigation provision	—	—

Total operating expenses	773	810

Operating income	966	678

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	(1)	1
Interest expense	(30)	(45)
Investment income, net	19	41
Other	(1)	8

Total other (expense) income	(13)	5

Income before income taxes and minority interest	953	683
Income tax expense	379	259

Income before minority interest	574	424
Minority interest	—	—

Net income	$574	$424

Basic net income per share
All regional classes and series of common stock		$0.55

Class A common stock	$0.74

Class B common stock	$0.52

Class C common stock	$0.74

Basic weighted average shares outstanding
All regional classes and series of common stock		775

Class A common stock	446

Class B common stock	245

Class C common stock	152

Diluted net income per share
All regional classes and series of common stock		$0.55

Class A common stock	$0.74

Class B common stock	$0.52

Class C common stock	$0.74

Diluted weighted average shares outstanding
All regional classes and series of common stock		775

Class A common stock	772

Class B common stock	245

Class C common stock	152

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	December 31, 2008	September 30, 2008
	(in millions except par value and share data)
Assets
Cash and cash equivalents	$2,613	$4,979
Restricted cash - litigation escrow	2,078	1,298
Investment securities
Trading	86	—
Available-for-sale	103	355
Settlement receivable	745	1,131
Accounts receivable	378	342
Customer collateral	661	679
Current portion of volume and support incentives	233	256
Current portion of deferred tax assets	800	944
Prepaid and other current assets	392	1,190

Total current assets	8,089	11,174

Restricted cash - litigation escrow	560	630
Investment securities, available-for-sale	205	244
Volume and support incentives	127	123
Property, equipment and technology, net	1,117	1,080
Other assets	628	634
Intangible assets	10,883	10,883
Goodwill	10,213	10,213

Total assets	31,822	34,981

Liabilities
Accounts payable	$93	$159
Settlement payable	642	1,095
Customer collateral	661	679
Accrued compensation and benefits	262	420
Volume and support incentives	245	249
Accrued liabilities	362	306
Current portion of long-term debt	51	51
Current portion of accrued litigation	2,296	2,698

Redeemable class C (series III) common stock, no shares and 35,263,585 shares issued and outstanding, respectively	—	1,508

Total current liabilities	4,612	7,165

Long-term debt	53	55
Accrued litigation	1,009	1,060
Deferred tax liabilities	3,843	3,811
Other liabilities	660	613

Total liabilities	10,177	12,704

Temporary Equity and Minority Interest

Class C (series II) common stock, $0.0001 par value, no shares and 218,582,801 shares authorized, no shares and 79,748,857 shares issued and outstanding, net of subscription receivable, respectively	$—	$1,136

Minority interest	5	—

Total temporary equity and minority interest	5	1,136

Stockholders’ Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized and none issued	—	—
Class A common stock, $0.0001 par value, 2,001,622,245,209 shares authorized, 448,876,279 and 447,746,261 issued and outstanding, respectively	—	—

Class B common stock, $0.0001 par value, 622,245,209 shares authorized, 245,513,385 issued and outstanding	—	—
Class C common stock, $0.0001 par value, 1,097,165,602 shares authorized, 151,602,324 issued and 151,587,829 outstanding at December 31, 2008	—	—
Class C (series I) common stock, $0.0001 par value, 813,582,801 shares authorized, 124,622,548 issued and 124,097,105 outstanding at September 30, 2008
Class C (series III) common stock, $0.0001 par value, 64,000,000 shares authorized, 26,949,616 issued and outstanding at September 30, 2008	—	—
Class C (series IV) common stock, $0.0001 par value, 1,000,000 shares authorized, 549,587 issued and outstanding at September 30, 2008	—	—
Additional paid-in capital	21,059	21,060
Class C treasury stock, 14,495 shares and 525,443 shares, respectively	(2)	(35)
Accumulated income	677	186
Accumulated other comprehensive loss, net	(94)	(70)

Total stockholders’ equity and accumulated income	21,640	21,141

Total liabilities, temporary equity and minority interest, and stockholders’ equity	$31,822	$34,981

Visa Inc.

Selected Consolidated Statements Of Cash Flows

(unaudited)

	For the Three Months Ended December 31,
	2008	2007
	(in millions)
Operating Activities
Net income	$574	$424
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, equipment and technology	52	62
Amortization of intangibles, investments, debt issuance costs and accretion of member deposits	—	1
Share-based compensation	32	—
Interest earned on litigation escrow, net of tax	(7)	—
Net recognized loss on investment securities, including other-than-temporary impairment	7	2
Asset impairment	1	—
Gain on disposal of property, equipment and technology	—	(1)
Amortization of volume and support incentives	269	250
Accrued litigation and accretion	25	39
Equity in earnings of unconsolidated affiliates	1	(1)
Deferred income taxes	179	(9)
Change in operating assets and liabilities:
Trading securities	7	—
Accounts receivable	(36)	(29)
Settlement receivable	386	(567)
Volume and support incentives	(254)	(269)
Other assets	95	(27)
Accounts payable	(66)	(89)
Settlement payable	(453)	368
Accrued compensation and benefits	(157)	(166)
Accrued and other liabilities	59	198
Accrued litigation	(529)	(1)
Member deposits	—	(3)

Net cash provided by operating activities	185	182

Investing Activities

Investment securities, available-for-sale:
Purchases	—	(1,257)
Proceeds from sales and maturities	195	1,732
Distribution of money market investment	775	—
Non-marketable securities	—	(160)
Cash acquired through reorganization	—	1,002
Purchases of/contributions to other investments	(1)	—
Dividends/distributions from other investments	—	1
Purchases of property, equipment and technology	(68)	(71)
Proceeds from sale of property, equipment and technology	—	4

Net cash provided by investing activities	901	1,251

Financing Activities
Proceeds from short-term borrowing	—	2
Payments on short-term borrowing	—	(2)
Funding of litigation escrow account - Retrospective Responsibility Plan	(1,100)	—
Payments from litigation escrow account - Retrospective Responsibility Plan	397	—
Payment for redemption of stock	(2,646)	—
Dividends paid	(81)	—
Principal payments on debt	(2)	(9)
Principal payments on capital lease obligations	—	(1)

Net cash used in financing activities	(3,432)	(10)

Effect of exchange rate translation on cash and cash equivalents	(20)	—

(Decrease) increase in cash and cash equivalents	(2,366)	1,423
Cash and cash equivalents at beginning of year	4,979	275

Cash and cash equivalents at end of period	$2,613	$1,698

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$4	$5
Amounts included in accounts payable and accrued and other liabilities related to purchases of property, equipment and technology	$21	$2
Interest payments on debt	$1	$1
Common stock issued in acquisition	$—	$16,785
Assets acquired in joint venture with note payable and equity interest issued	$22	$—

Adjusted Operating Income and Net Income

US$ in millions

	For the Three Months Ended December 31, 2008	For the Three Months Ended December 31, 2007
Net income (as reported)	$574	$424
Addback: Income tax expense (as reported)	379	259

Net income before taxes (as reported)	$953	$683

Adjustments:
Restructuring (1)	28	36
Asset step-up amortization (2)	17	17

Adjustments to operating income	45	53

Interest accretion on American Express settlement (3)	10	23
Interest expense on Discover settlement (4)	3	—
Investment income on Litigation Escrow and EU proceeds (5)	(13)	—
Underwater contract (LIBOR adjustment) (6)	—	(8)

Adjustments to non-operating income	—	15

Total adjustments	45	68

Adjusted net income before tax	998	751
Adjusted income tax expense (7)	(399)	(308)

Adjusted net income	$599	$443

Operating income (as reported)	$966	$678
Addback: Adjustments to operating income	45	53

Adjusted operating income	$1,011	$731

Operating revenues (as reported)	$1,739	$1,488
Adjusted operating margin	58%	49%

Total operating expenses (as reported)	$773	$810
Less: Adjustments to operating expenses	(45)	(53)

Adjusted operating expenses	$728	$757

(1)	Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(2)	Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(3)	Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(4)	Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
(5)

Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock outstanding.

(6)

Other expense (income) recorded in the periods presented as a result of changes in the company’s estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability terminated after the October 2008 redemptions described above.

(7)	Reflects a normalized tax rate of 40% and 41% for fiscal 2009, and 2008, respectively.

Reconciliation of Non-GAAP Adjusted Operating Expenses

US$ in millions

	For the Three Months Ended December 31, 2008				For the Three Months Ended December 31, 2007
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Personnel	$275	$(27	) (1)	$248	$283	$(27	) (1)	$256
Network, EDP and communications	93	—		93	83	—		83
Advertising, marketing and promotions	210	—		210	210	—		210
Professional and consulting fees	80	(1	) (1)	79	98	(9	) (1)	89
Depreciation and amortization	52	(17	) (2)	35	62	(17	) (2)	45
Administrative and other	63	—		63	74	—		74
Litigation provision	—	—		—	—	—		—

Total operating expenses	$773	$(45)		$728	$810	$(53)		$757

(1)	Restructuring
(2)	Asset step-up amortization

Reconciliation of Non-GAAP Adjusted Non-operating (Expense) Income

US$ in millions

	For the Three Months Ended December 31, 2008				For the Three Months Ended December 31, 2007
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Equity in earnings of unconsolidated affiliates	$(1)	—		$(1)	$1	—		$1
Interest expense	(30)	13	(1)	(17)	(45)	23	(1)	(22)
Investment income, net	19	(13	) (2)	6	41	—		41
Other	(1)	—		(1)	8	(8	) (3)	—

Total other (expense) income	$(13)	—		$(13)	$5	15		$20

(1)	Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)	Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe.
(3)	Underwater contract (LIBOR adjustment)

Class A Common Stock Adjusted Diluted Earnings Per Share

•

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the company’s reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.

•

Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.

	For the Three Months Ended	For the Three Months Ended
	December 31, 2008	December 31, 2007
	(in millions, except per share data)
Adjusted net income	$599	$443
Weighted average number of diluted shares outstanding	772	775

Adjusted diluted earnings per share	$0.78	$0.57

Operational Performance Data

The tables below provide information regarding the operational results for the 3 months ended September 30, 2008, as well as the prior seven quarterly reporting periods and the 12 months ended September 30, 2008 and 2007, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	20.4%	$163	16.3%	20.5%	2,144	$87	16.6%	20.1%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	44.4%	21	38.6%	42.1%	280	123	44.3%	44.8%	671	169	176
LAC	159	31.3%	26.5%	51	33.0%	28.5%	1,236	108	30.5%	25.5%	798	301	334
US	524	7.1%	7.1%	421	8.6%	8.6%	7,680	103	1.5%	1.5%	743	478	654

Visa Inc.	1,127	15.9%	16.4%	701	12.5%	13.4%	11,736	426	21.9%	21.7%	2,747	1,371	1,676

Visa Credit Programs
US	$244	1.7%	1.7%	$213	3.5%	3.5%	2,360	$31	-9.2%	-9.2%	30	266	339
Rest of World	280	15.6%	18.9%	239	16.1%	19.2%	3,114	41	12.9%	17.4%	153	410	473

Visa Inc.	525	8.7%	10.2%	452	9.8%	11.2%	5,475	73	2.1%	4.2%	183	675	812

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.4%	14.4%	5,320	$71	7.1%	7.1%	714	212	314
Rest of World	322	33.8%	32.7%	41	37.5%	37.8%	941	282	33.3%	32.0%	1,850	484	549

Visa Inc.	602	22.9%	22.5%	249	17.6%	17.6%	6,261	353	27.0%	26.1%	2,564	695	864

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.1%	$162	22.4%	18.9%	2,032	$88	28.0%	25.5%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	40.7%	19	37.8%	38.1%	255	112	47.2%	41.2%	640	159	168
LAC	155	35.4%	22.9%	50	40.3%	27.5%	1,160	105	33.2%	20.8%	754	303	328
US	526	8.8%	8.8%	423	9.8%	9.8%	7,659	103	4.9%	4.9%	738	465	643

Visa Inc.	1,113	19.2%	16.5%	699	15.2%	13.6%	11,489	414	26.6%	21.8%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,334	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.9%	238	22.6%	18.3%	2,969	40	16.4%	15.3%	146	404	464

Visa Inc.	524	13.1%	11.3%	450	13.6%	11.6%	5,303	74	9.8%	9.3%	175	666	799

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,325	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	31.0%	38	40.3%	31.9%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.3%	21.6%	248	18.3%	17.3%	6,185	340	30.9%	24.9%	2,464	673	844

Operational Performance Data	September 30, 2008

	For the 3 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$245	29.4%	21.2%	$159	26.5%	18.1%	1,913	$85	35.2%	27.4%	458	376	457
Canada	47	30.9%	10.0%	41	30.5%	9.7%	337	6	33.8%	12.5%	9	24	31
CEMEA	114	40.8%	36.6%	17	40.4%	38.9%	236	96	40.9%	36.2%	584	148	156
LAC	143	37.8%	21.8%	46	47.5%	30.1%	1,123	97	33.7%	18.2%	719	288	312
US	488	10.8%	10.8%	388	12.0%	12.0%	7,078	100	6.5%	6.5%	689	456	664

Visa Inc.	1,036	22.0%	17.0%	652	19.1%	15.0%	10,687	384	27.2%	20.6%	2,460	1,291	1,620

Visa Credit Programs
US	$231	8.0%	8.0%	$195	8.1%	8.1%	2,167	$36	7.5%	7.5%	30	260	368
Rest of World	268	28.5%	17.9%	229	29.5%	18.2%	2,798	39	23.0%	16.1%	134	387	446

Visa Inc.	499	18.1%	13.1%	424	18.7%	13.3%	4,964	75	15.0%	11.8%	164	647	814

Visa Debit Programs
US	$257	13.5%	13.5%	$193	16.3%	16.3%	4,911	$64	6.0%	6.0%	659	196	296
Rest of World	280	39.6%	28.7%	35	44.1%	31.7%	812	245	38.9%	28.3%	1,636	448	510

Visa Inc.	537	25.8%	21.0%	228	19.8%	18.4%	5,723	309	30.6%	23.0%	2,296	644	806

	For the 3 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$241	28.4%	23.0%	$158	24.3%	19.6%	1,931	$83	36.9%	29.9%	452	368	446
Canada	51	29.3%	13.6%	45	28.5%	12.8%	382	6	36.5%	19.9%	9	23	31
CEMEA	115	43.8%	38.9%	18	44.1%	40.1%	235	97	43.8%	38.7%	590	139	147
LAC	145	33.3%	21.3%	47	44.1%	30.5%	1,132	99	28.8%	17.4%	757	284	307
US	515	11.4%	11.4%	413	12.4%	12.4%	7,413	102	7.7%	7.7%	716	455	660

Visa Inc.	1,067	21.5%	17.8%	680	18.5%	15.7%	11,093	387	27.3%	21.8%	2,524	1,269	1,591

Visa Credit Programs
US	$253	9.1%	9.1%	$218	9.7%	9.7%	2,462	$36	5.9%	5.9%	33	259	365
Rest of World	272	26.7%	19.5%	232	27.3%	19.7%	2,863	40	23.2%	18.5%	136	372	431

Visa Inc.	525	17.6%	14.3%	450	18.1%	14.6%	5,325	75	14.4%	12.2%	169	630	796
Visa Debit Programs
US	$261	13.7%	13.7%	$195	15.5%	15.5%	4,951	$66	8.7%	8.7%	683	197	295
Rest of World	281	39.1%	29.8%	36	43.5%	32.9%	817	245	38.5%	29.4%	1,672	442	500

Visa Inc.	542	25.6%	21.5%	231	19.1%	17.9%	5,768	311	30.9%	24.4%	2,355	639	795

	For the 3 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$215	25.6%	20.6%	$140	22.1%	17.5%	1,796	$74	32.8%	26.8%	417	348	427
Canada	47	22.7%	12.9%	42	21.4%	11.8%	362	6	33.0%	22.5%	9	23	31
CEMEA	101	43.0%	38.8%	15	39.0%	35.6%	211	85	43.8%	39.4%	545	125	136
LAC	121	26.7%	18.9%	38	38.5%	29.5%	1,004	83	21.9%	14.6%	691	267	289
US	489	9.6%	9.6%	388	10.7%	10.7%	7,035	101	5.7%	5.7%	730	440	642

Visa Inc.	972	18.4%	15.7%	623	15.9%	13.8%	10,407	349	23.3%	19.3%	2,392	1,203	1,526

Visa Credit Programs
US	$240	6.7%	6.7%	$206	8.5%	8.5%	2,314	$35	-2.8%	-2.8%	34	253	358
Rest of World	243	22.5%	17.1%	206	23.6%	17.8%	2,654	37	16.4%	13.5%	128	353	410

Visa Inc.	483	14.1%	11.6%	412	15.6%	12.9%	4,968	71	6.2%	4.8%	162	607	769
Visa Debit Programs
US	$249	12.6%	12.6%	$182	13.4%	13.4%	4,721	$67	10.7%	10.7%	696	187	284
Rest of World	241	36.0%	28.6%	29	39.6%	31.3%	718	211	35.5%	28.3%	1,534	409	473

Visa Inc.	489	23.0%	20.0%	212	16.4%	15.6%	5,439	278	28.6%	23.6%	2,230	596	757

Operational Performance Data	September 30, 2008

	For the 3 Months Ended June 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$201	20.6%	16.6%	$132	19.9%	16.8%	1,708	$69	21.9%	16.1%	373	336	412
Canada	45	18.2%	12.0%	40	17.4%	11.3%	352	5	24.5%	18.0%	9	22	30
CEMEA	90	38.7%	37.3%	14	32.4%	32.8%	197	76	39.9%	38.1%	508	121	124
LAC	114	32.4%	18.9%	35	41.8%	27.7%	945	79	28.6%	15.3%	669	257	281
US	483	9.5%	9.5%	385	10.4%	10.4%	6,904	98	6.3%	6.3%	721	418	616

Visa Inc.	933	17.1%	14.6%	606	14.7%	13.2%	10,105	327	21.8%	17.2%	2,280	1,154	1,464

Visa Credit Programs
US	$235	6.4%	6.4%	$203	8.3%	8.3%	2,250	$33	-4.3%	-4.3%	32	245	345
Rest of World	228	19.8%	16.1%	194	21.2%	17.0%	2,519	35	12.6%	11.1%	120	339	394

Visa Inc.	464	12.6%	11.0%	396	14.3%	12.5%	4,770	67	3.7%	3.1%	152	584	739

Visa Debit Programs
US	$248	12.7%	12.7%	$183	12.8%	12.8%	4,653	$65	12.5%	12.5%	689	173	270
Rest of World	222	34.2%	24.9%	27	39.1%	28.9%	682	195	33.5%	24.4%	1,439	397	454

Visa Inc.	470	21.9%	18.3%	210	15.6%	14.7%	5,336	260	27.5%	21.3%	2,128	570	725

	For the 3 Months Ended March 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$189	23.1%	18.8%	$126	20.8%	17.0%	1,599	$63	28.1%	22.6%	382	321	397
Canada	36	10.3%	11.8%	31	9.2%	10.7%	309	4	19.1%	20.7%	9	22	30
CEMEA	81	44.8%	43.8%	12	35.3%	40.6%	183	68	46.6%	44.4%	477	117	122
LAC	104	19.4%	19.6%	31	25.9%	25.4%	904	72	16.8%	17.2%	658	251	271
US	440	9.2%	9.2%	347	9.0%	9.0%	6,261	94	9.8%	9.8%	698	412	607

Visa Inc.	850	16.1%	15.4%	548	12.9%	12.4%	9,256	302	22.3%	21.1%	2,224	1,123	1,426

Visa Credit Programs
US	$214	7.8%	7.8%	$181	8.0%	8.0%	2,021	$33	7.0%	7.0%	30	243	341
Rest of World	208	17.1%	15.4%	177	18.5%	16.6%	2,343	32	9.8%	9.3%	105	322	375

Visa Inc.	423	12.2%	11.6%	357	13.0%	12.3%	4,364	65	8.3%	8.1%	135	565	716

Visa Debit Programs
US	$226	10.4%	10.4%	$166	10.1%	10.1%	4,240	$60	11.4%	11.4%	668	169	266
Rest of World	201	33.4%	30.4%	24	35.3%	32.5%	652	176	33.1%	30.1%	1,421	389	444

Visa Inc.	427	20.1%	19.4%	190	12.8%	12.7%	4,892	237	26.8%	25.0%	2,089	558	710

	For the 3 Months Ended December 31, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$188	21.9%	15.9%	$127	21.1%	15.8%	1,600	$61	23.7%	16.0%	381	308	381
Canada	40	11.1%	11.3%	35	10.1%	10.3%	344	4	19.8%	20.0%	9	22	30
CEMEA	80	43.0%	40.4%	12	32.2%	33.9%	175	68	45.1%	41.7%	470	104	112
LAC	109	22.2%	17.5%	33	30.4%	25.3%	911	77	19.0%	14.5%	687	241	262
US	462	8.4%	8.4%	367	8.1%	8.1%	6,557	95	9.2%	9.2%	698	402	600

Visa Inc.	878	15.4%	13.6%	574	12.4%	11.3%	9,586	304	21.4%	18.2%	2,245	1,077	1,384

Visa Credit Programs
US	$232	7.7%	7.7%	$199	7.7%	7.7%	2,281	$34	7.7%	7.7%	32	240	345
Rest of World	214	17.9%	14.1%	182	19.2%	15.4%	2,371	32	11.4%	7.2%	107	314	363

Visa Inc.	447	12.4%	10.8%	381	12.9%	11.4%	4,651	66	9.5%	7.5%	140	554	709

Visa Debit Programs
US	$230	9.0%	9.0%	$169	8.6%	8.6%	4,276	$61	10.0%	10.0%	666	162	255
Rest of World	202	32.0%	26.2%	25	36.0%	30.5%	658	177	31.4%	25.6%	1,440	361	421

Visa Inc.	431	18.7%	16.7%	194	11.5%	11.2%	4,934	238	25.2%	21.4%	2,105	523	676

Operational Performance Data	September 30, 2008

	For the 12 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$985	24.3%	21.4%	$642	22.2%	19.3%	8,021	$343	28.6%	25.6%	1,934	400	480
Canada	199	18.9%	10.8%	176	19.1%	10.9%	1,497	23	17.6%	9.6%	37	24	32
CEMEA	504	43.5%	40.4%	75	40.1%	39.9%	1,006	429	44.1%	40.5%	2,485	169	176
LAC	602	34.3%	23.2%	193	40.8%	29.1%	4,651	409	31.5%	20.5%	3,028	301	334
US	2,053	9.5%	9.5%	1,645	10.6%	10.6%	29,830	407	5.1%	5.1%	2,886	478	654

Visa Inc.	4,343	19.5%	16.9%	2,732	16.2%	14.4%	45,005	1,610	25.6%	21.5%	10,369	1,371	1,676

Visa Credit Programs
US	$975	5.8%	5.8%	$839	6.5%	6.5%	9,323	$136	1.7%	1.7%	122	266	339
Rest of World	1,098	22.8%	18.5%	937	23.6%	18.8%	11,744	160	18.6%	16.8%	569	410	473

Visa Inc.	2,073	14.2%	12.2%	1,776	14.9%	12.7%	21,067	297	10.2%	9.3%	691	675	812

Visa Debit Programs
US	$1,077	13.0%	13.0%	$807	15.3%	15.3%	20,507	$271	6.9%	6.9%	2,764	212	314
Rest of World	1,192	37.8%	30.6%	149	41.1%	33.6%	3,430	1,043	37.4%	30.2%	6,914	484	549

Visa Inc.	2,269	24.8%	21.7%	956	18.7%	17.8%	23,938	1,313	29.8%	24.6%	9,678	695	864

	For the 12 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$793	22.8%	18.0%	$526	21.0%	16.8%	6,702	$267	26.7%	20.3%	1,553	348	427
Canada	167	15.9%	12.0%	148	14.8%	11.0%	1,366	19	24.5%	20.3%	36	23	31
CEMEA	351	42.3%	39.9%	54	34.8%	35.6%	766	298	43.7%	40.7%	2,000	125	136
LAC	448	25.2%	18.7%	137	34.3%	27.0%	3,763	311	21.6%	15.4%	2,705	267	289
US	1,875	9.2%	9.2%	1,487	9.6%	9.6%	26,757	387	7.6%	7.6%	2,846	440	642

Visa Inc.	3,634	16.8%	14.8%	2,352	14.0%	12.7%	39,354	1,282	22.2%	18.9%	9,141	1,203	1,526

Visa Credit Programs
US	$922	7.1%	7.1%	$788	8.1%	8.1%	8,866	$134	1.6%	1.6%	128	253	358
Rest of World	894	19.4%	15.7%	759	20.7%	16.7%	9,887	135	12.6%	10.3%	461	353	410

Visa Inc.	1,816	12.9%	11.3%	1,546	14.0%	12.3%	18,753	270	6.8%	5.8%	589	607	769

Visa Debit Programs
US	$953	11.2%	11.2%	$700	11.2%	11.2%	17,891	$253	11.2%	11.2%	2,718	187	284
Rest of World	865	34.0%	27.5%	106	37.6%	30.7%	2,711	759	33.5%	27.0%	5,834	409	473

Visa Inc.	1,818	21.0%	18.6%	806	14.1%	13.6%	20,601	1,012	27.1%	22.8%	8,552	596	757

Operational Performance Data	September 30, 2008

Footnote

The preceding tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

Payments Volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and Cash Volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total Volume represents Payments Volume plus Cash Volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports period-over-period growth in Total Volume, Payments Volume and Cash Volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data	September 30, 2008

2. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Year-over-Year Growth
3 Months Ended
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%
Mar 31, 2008	8,800	15%
Dec 31, 2007	9,094	13%
Sep 30, 2007	8,645	12%
Jun 30, 2007	8,411	13%
Mar 31, 2007	7,645	12%

12 Months Ended
Dec 31, 2008	37,659	11%
Dec 31, 2007	33,796	13%
Dec 31, 2006	30,008	NA